EXHIBIT 10.21

EXECUTION VERSION

AMENDMENT NO. 2 dated as of September 27, 2019 (this “Agreement”), to the Credit Agreement dated as of March 25, 2016, as amended by Consent to Credit Agreement dated as of July 19, 2018 and by Amendment No. 1 to the Credit Agreement dated as of June 28, 2019 (as so amended, the “Existing Credit Agreement”), among GOPRO, INC., a Delaware corporation (the “Company”), GOPRO COÖPERATIEF U.A., a Dutch cooperative with excluded liability, having its statutory seat in Amsterdam, the Netherlands, and registered with the trade register in the Netherlands under number 61391743 (the “Dutch Borrower” and, together with the Company, the “Borrowers”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

WHEREAS, the Borrowers have requested that the Existing Credit Agreement be amended as set forth herein; and

WHEREAS, the Lenders party hereto and the Administrative Agent are willing, subject to the terms and conditions set forth below, to amend the Existing Credit Agreement on the terms set forth herein (the Existing Credit Agreement, as so amended, is referred to as the “Amended Credit Agreement”).

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein (including in the preliminary statements hereto) have the meanings assigned to them in the Amended Credit Agreement.

SECTION 2. Amendments to the Existing Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended by inserting the language indicated in single underlined text (indicated textually in the same manner as the following example: single-underlined text) in Exhibit A hereto and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~) in Exhibit A hereto.

SECTION 3. Representations and Warranties. Each of the Borrowers represents and warrants to the other parties hereto that:

(a)    This Agreement has been duly executed and delivered by each of the Borrowers and constitutes a legal, valid and binding obligation of each of the Borrowers, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, winding-up or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a

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proceeding in equity or at law.

(b)    On and as of the Amendment Effective Date, (i) the representations and warranties of each of the Borrowers set forth in the Amended Credit Agreement are true and correct and (ii) no Default has occurred and is continuing.

SECTION 4. Effectiveness of this Agreement. This Agreement and the amendment of the Existing Credit Agreement as set forth in Section 2 hereof shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a)    Executed Counterparts.    The Administrative Agent shall have received from the Company, the Dutch Borrower, Lenders constituting the Supermajority Lenders and the Administrative Agent either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include fax or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b)    Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by the chief executive officer or the chief financial officer of the Company, confirming that, on and as of the Amendment Effective Date, the representations and warranties of the Borrower set forth in Section 3 above are true and correct.

(c)    Reimbursement of Expenses.    The Administrative Agent shall have received, in immediately available funds, reimbursement of all expenses, including the reasonable fees and expenses of counsel for the Administrative Agent, required to be reimbursed by the Company or the Dutch Borrower under this Agreement or the Amended Credit Agreement.

The Administrative Agent shall promptly notify, in writing, the Borrowers and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Reaffirmation by Credit Parties.    Each Borrower hereby unconditionally and irrevocably ratifies and reaffirms (a) all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents (as amended hereby) to which it is a party, (b) each grant of a Lien on its property previously made by it made pursuant to the Security Documents to which it is a party and confirms that such Liens continue to have full force and effect, in each case after giving effect to this Agreement and the amendments to the Existing Credit Agreement effected hereby, to secure the Secured Obligations under the Loan Documents to which it is a party, subject to the terms thereof (it being understood that the foregoing ratification and reaffirmation is not intended to, and does not, release any of the Liens so previously granted by it), and (c) its Guarantee of the Secured Obligations and confirms that such Guarantee continues to have full force and effect, in each case after giving effect to this Agreement and the amendments to the Existing Credit Agreement effected hereby.

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SECTION 6. Certain Post-Closing Agreements.    The Borrowers shall cause, as promptly as practicable, and in any event within 10 Business Days (or such longer period as the Administrative Agent may agree to in writing) after the Amendment Effective Date, each of the Loan Parties other than the Borrowers to execute and deliver to the Administrative Agent a customary reaffirmation agreement in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 7. Effect of Amendment; No Novation.    (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or the Issuing Banks under the Existing Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, all of which shall continue in full force and effect in accordance with the provisions thereof. Nothing herein shall be deemed to entitle the Company or the Dutch Borrower on any other occasion to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

(b)    On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, as used in the Existing Credit Agreement, shall refer to the Existing Credit Agreement as amended hereby, and the term “Credit Agreement”, as used in any other Loan Document, shall mean the Existing Credit Agreement as amended hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

(c)    Neither this Agreement nor the effectiveness of the amendments to the Existing Credit Agreement effected hereby shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of any of the obligations outstanding under the Existing Credit Agreement, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Agreement or the Amended Credit Agreement shall be construed as a release or other discharge of the Company, the Dutch Borrower or any other Loan Party under the Existing Credit Agreement or any other Loan Document from any of its obligations and liabilities thereunder, as amended hereby.

SECTION 8. Counterparts.    This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by fax, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9. Governing Law.    This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

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SECTION 10. Incorporation by Reference. Sections 9.05, 9.09(b), 9.09(c), 9.09(d), 9.10 and 9.11 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
[The remainder of this page intentionally left blank.]

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lN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

GOPRO, INC.,
by	/s/ Brian Timothy McGee
Name: Brian Timothy McGee Title: Executive Vice President & CFO

GOPRO COÖPERATIEF U.A.,
by
Name: Virginia Crowe Title: Managing Director

(Signature Page to Amendment No. 2 relating to the Credit Agreement of GoPro. Inc.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

GOPRO, INC.,
by
Name: Title:

GOPRO COÖPERATIEF U.A.,
by	/s/ Virginia Crowe
Name: Virginia Crowe Title: Managing Director

(Signature Page to Amendment No. 2 relating to the Credit Agreement of GoPro. Inc.]

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JPMORGAN CHASE BANK, N.A., individually and as the Administrative Agent,

by	/s/ Tony Yung
Name: Tony Yung Title: Executive Director

(Signature Page to Amendment No. 2 relating to the Credit Agreement of GoPro. Inc.]

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SIGNATURE PAGE TO
AMENDMENT NO. 2 RELATING TO
THE CREDIT AGREEMENT OF
GOPRO, INC.

Name of Institution: Wells Fargo Bank, NA
by	/s/ Moses Harris
Name: Moses Harris Title: Authorized Signatory

For any Lender requiring a second
signature block:
by
Name: Title:

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SIGNATURE PAGE TO
AMENDMENT NO. 2 RELATING TO
THE CREDIT AGREEMENT OF
GOPRO, INC.

Name of Institution:

Wells Fargo Bank National Association, London
Branch
by	/s/ Patricia Del Busto
Name: Patricia Del Busto
Title: Authorized Signatory

For any Lender requiring a second
signature block:
by
Name:
Title:

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SIGNATURE PAGE TO
AMENDMENT NO. 2 RELATING TO
THE CREDIT AGREEMENT OF
GOPRO, INC.

Name of Institution:

by	/s/ Martin Corrigan
Name: Martin Corrigan
Title: Vice President

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SIGNATURE PAGE TO
AMENDMENT NO. 2 RELATING TO
THE CREDIT AGREEMENT OF
GOPRO, INC.

Name of Institution:

by	Citibank, N.A. /s/ Shane V. Azzara
Name: Shane V. Azzara
Title: Vice President & Managing Director

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SIGNATURE PAGE TO
AMENDMENT NO. 2 RELATING TO
THE CREDIT AGREEMENT OF
GOPRO, INC.

Morgan Stanley Senior Funding, Inc.,

by	/s/ Justin Burton
Name: Justin Burton
Title: Authorized Signatory

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SIGNATURE PAGE TO
AMENDMENT NO. 2 RELATING TO
THE CREDIT AGREEMENT OF
GOPRO, INC.

Name of Institution: Silicon Valley Bank

by	/s/ Alex Grotevant
Name: Alex Grotevant
Title: Vice President

For any Lender requiring a second
signature block:
by
Name:
Title:

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EXHIBIT A

[Attached]

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~~EXECUTION VERSION~~EXHIBIT A
ADDED TEXT SHOWN UNDERSCORED DELETED TEXT SHOWN ~~STRIKETHROUGH~~

CREDIT AGREEMENT

dated as of

March 25, 2016,

among

GOPRO, INC.,

GOPRO COÖPERATIEF U.A.,

The LENDERS Party Hereto

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

_______________________________

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Syndication Agent

BARCLAYS BANK PLC,
as Documentation Agent

JPMORGAN CHASE BANK, N.A.

and

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TABLE OF CONTENTS

Page

ARTICLE I

Definitions

SECTION 1.01.	Defined Terms ...............................................................................................	6
SECTION 1.02.	Classification of Loans and Borrowings .......................................................	~~69~~70
SECTION 1.03.	Terms Generally ............................................................................................	~~69~~70
SECTION 1.04.	Accounting Terms; GAAP; Pro Forma Calculations ....................................	~~70~~71
SECTION 1.05.	Currency Translation .....................................................................................	~~71~~72
SECTION 1.06.	Senior Indebtedness .......................................................................................	~~72~~73

ARTICLE II

The Credits

SECTION 2.01.	Commitments ................................................................................................	~~72~~73
SECTION 2.02.	Loans and Borrowings ..................................................................................	73
SECTION 2.03.	Requests for Borrowings ..............................................................................	~~73~~74
SECTION 2.04.	Protective Advances ......................................................................................	~~74~~75
SECTION 2.05.	Letters of Credit ............................................................................................	76
SECTION 2.06.	Funding of Borrowings .................................................................................	~~83~~84
SECTION 2.07.	Interest Elections ...........................................................................................	~~83~~84
SECTION 2.08.	Termination and Reduction of Commitments ...............................................	~~84~~85
SECTION 2.09.	Repayment of Loans; Evidence of Debt; Cash Dominion Period .................	~~85~~86
SECTION 2.10.	Prepayment of Loans .....................................................................................	~~88~~89
SECTION 2.11.	Fees ................................................................................................................	~~89~~90
SECTION 2.12.	Interest ...........................................................................................................	~~90~~91

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SECTION 2.13.	Alternate Rate of Interest ..............................................................................	~~91~~92
SECTION 2.14.	Increased Costs ..............................................................................................	~~91~~92
SECTION 2.15.	Break Funding Payments ..............................................................................	93
SECTION 2.16.	Taxes ..............................................................................................................	~~93~~94
SECTION 2.17.	Payments Generally; Pro Rata Treatment; Sharing of Setoffs ......................	98
SECTION 2.18.	Mitigation Obligations; Replacement of Lenders .........................................	101
SECTION 2.19.	Defaulting Lenders ........................................................................................	102
SECTION 2.20.	Incremental Commitments ............................................................................	104
SECTION 2.21.	Secured Cash Management Services Obligations and Secured
	Hedging Obligations .................................................................................	~~106~~107
SECTION 2.22.	Dutch Borrower Agent ..................................................................................	~~106~~107

ARTICLE III

Representations and Warranties

SECTION 3.01.	Organization; Powers ....................................................................................	~~107~~108
SECTION 3.02.	Authorization; Enforceability .......................................................................	108
SECTION 3.03.	Governmental Approvals; Absence of Conflicts ..........................................	~~108~~109
SECTION 3.04.	Financial Condition; No Material Adverse Change ......................................	~~108~~109
SECTION 3.05.	Properties .......................................................................................................	~~109~~110
SECTION 3.06.	Litigation and Environmental Matters ..........................................................	~~109~~110
SECTION 3.07.	Compliance with Laws and Agreements .......................................................	110
SECTION 3.08.	Investment Company Status ..........................................................................	~~110~~111
SECTION 3.09.	Taxes ..............................................................................................................	~~110~~111
SECTION 3.10.	ERISA ...........................................................................................................	~~110~~111
SECTION 3.11.	Subsidiaries and Joint Ventures; Disqualified Equity Interests .....................	~~110~~111
SECTION 3.12.	Insurance .......................................................................................................	~~111~~112

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SECTION 3.13.	Solvency ........................................................................................................	~~111~~112
SECTION 3.14.	Disclosure ......................................................................................................	~~111~~112
SECTION 3.15.	Inventory Vendor Purchase Agreements; Intercompany
	Inventory Title Transfer Agreements .........................................................	~~112~~113
SECTION 3.16.	Collateral Matters ..........................................................................................	~~112~~113
SECTION 3.17.	Federal Reserve Regulations .........................................................................	~~113~~114
SECTION 3.18.	Anti-Corruption Laws and Sanctions ............................................................	~~113~~114
SECTION 3.19.	Choice of Law Provisions .............................................................................	~~113~~114
SECTION 3.20.	No Immunity .................................................................................................	~~114~~115
SECTION 3.21.	Proper Form; No Recordation .......................................................................	~~114~~115
SECTION 3.22.	Ranking of Obligations .................................................................................	~~115~~116
SECTION 3.23.	Centre of Main Interest .................................................................................	~~115~~116

ARTICLE IV

Conditions

SECTION 4.01.	Effective Date ................................................................................................	~~115~~116
SECTION 4.02.	Each Credit Event ..........................................................................................	~~117~~118

ARTICLE V

Affirmative Covenants

SECTION 5.01.	Financial Statements and Other Information ................................................	~~118~~119
SECTION 5.02.	Notices of Material Events ............................................................................	~~122~~123
SECTION 5.03.	Additional Subsidiaries .................................................................................	~~123~~124
SECTION 5.04.	Information Regarding Loan Parties .............................................................	~~123~~124
SECTION 5.05.	Existence; Conduct of Business ....................................................................	~~124~~125
SECTION 5.06.	Payment of Taxes ..........................................................................................	~~124~~125
SECTION 5.07.	Maintenance of Properties .............................................................................	~~124~~125

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SECTION 5.08.	Insurance .......................................................................................................	125
SECTION 5.09.	Books and Records; Inspection and Audit Rights; Field
	Examinations and Appraisals ....................................................................	~~125~~126
SECTION 5.10.	Compliance with Laws ..................................................................................	~~126~~127
SECTION 5.11.	Location of Inventory ....................................................................................	~~126~~127
SECTION 5.12.	Deposit Accounts ...........................................................................................	~~127~~128
SECTION 5.13.	Use of Proceeds and Letters of Credit ...........................................................	~~129~~130
SECTION 5.14.	Further Assurances ........................................................................................	~~129~~130
SECTION 5.15.	Post-Closing Matters .....................................................................................	130

ARTICLE VI

Negative Covenants

SECTION 6.01.	Indebtedness ..................................................................................................	~~130~~131
SECTION 6.02.	Liens ..............................................................................................................	~~132~~133
SECTION 6.03.	Fundamental Changes; Business Activities ...................................................	~~135~~136
SECTION 6.04.	Investments, Loans, Advances, Guarantees and Acquisitions ......................	136
SECTION 6.05.	Asset Sales .....................................................................................................	~~138~~139
SECTION 6.06.	Sale/Leaseback Transactions .........................................................................	~~140~~141
SECTION 6.07.	Hedging Agreements .....................................................................................	~~141~~142
SECTION 6.08.	Restricted Payments; Certain Payments of Indebtedness .............................	~~141~~142
SECTION 6.09.	Transactions with Affiliates ...........................................................................	~~143~~144
SECTION 6.10.	Restrictive Agreements .................................................................................	144
SECTION 6.11.	Amendment of Organizational Documents ...................................................	~~145~~146
SECTION 6.12.	Financial Covenant ........................................................................................	~~145~~146
SECTION 6.13.	Fiscal Year .....................................................................................................	~~145~~146

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ARTICLE VII

Events of Default

ARTICLE VIII

The Administrative Agent

ARTICLE IX

Miscellaneous

SECTION 9.01.	Notices ...........................................................................................................	~~155~~156
SECTION 9.02.	Waivers; Amendments ...................................................................................	~~157~~158
SECTION 9.03.	Expenses; Indemnity; Damage Waiver .........................................................	~~160~~161
SECTION 9.04.	Successors and Assigns .................................................................................	~~162~~163
SECTION 9.05.	Survival .........................................................................................................	167
SECTION 9.06.	Counterparts; Integration; Effectiveness; Electronic Execution ...................	~~167~~168
SECTION 9.07.	Severability ....................................................................................................	~~168~~169
SECTION 9.08.	Right of Setoff ...............................................................................................	~~168~~169
SECTION 9.09.	Governing Law; Jurisdiction; Consent to Service of Process .......................	169
SECTION 9.10.	WAIVER OF JURY TRIAL ..........................................................................	170
SECTION 9.11.	Headings ........................................................................................................	~~170~~171
SECTION 9.12.	Confidentiality ...............................................................................................	~~170~~171
SECTION 9.13.	Interest Rate Limitation .................................................................................	~~171~~172
SECTION 9.14.	Release of Liens and Guarantees ..................................................................	~~171~~172
SECTION 9.15.	USA PATRIOT Act Notice ............................................................................	~~172~~173
SECTION 9.16.	No Fiduciary Relationship ............................................................................	~~172~~173
SECTION 9.17.	Non-Public Information ................................................................................	173
SECTION 9.18.	Judgment Currency .......................................................................................	~~173~~174

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SECTION 9.19.	Excluded Swap Obligations...........................................................................	~~174~~175
SECTION 9.20.	Acknowledgement and Consent to Bail-In of EEA Financial
	Institutions .................................................................................................	~~175~~176

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accomplished by this Agreement or the Security Documents (it being acknowledged that, notwithstanding anything to the contrary in this definition, the matters that are expressly identified in the Post-Closing Letter Agreement shall be required to be accomplished or satisfied on or before the date specified therefor in the Post-Closing Letter Agreement);

(v)    nothing in this definition shall require the creation or perfection of security interests in, or the obtaining of legal opinions or other deliverables with respect to, particular assets or the provision of any Guarantee by any Subsidiary if, and for so long as, the Administrative Agent, in consultation with the Company, determines that the cost of creating or perfecting such security interests in such assets, or obtaining such legal opinions or other deliverables in respect of such assets, or providing such Guarantees (taking into account any adverse tax consequences to the Company and the Subsidiaries), shall be excessive in view of the benefits to be obtained by the Lenders therefrom; and

(vi)    so long as the Hong Kong Guarantor constitutes a Designated Subsidiary solely as a result of clause (b) of the definition of the term “Material Subsidiary”, the Hong Kong Guarantor shall not be required to create any Liens on its assets other than the Equity Interests in the Dutch Borrower.

“Collection Account” means (a) with respect to any U.S. Loan Party, any
U.S. Collection Account of such U.S. Loan Party and (b) with respect to the Dutch Borrower, any Dutch Borrower Collection Account.

“Collection Lockboxes” means (a) with respect to any U.S. Loan Party, one or more lockboxes established and maintained by a depositary bank in the United States of America, Canada or England and Wales and with respect to which such depositary bank retrieves and processes all checks and other evidences of payment so received at such lockbox and deposits the same into any Collection Account of such U.S. Loan Party and (b) with respect to the Dutch Borrower, one or more lockboxes established and maintained by a depositary bank in the same jurisdiction as any Dutch Borrower Collection Account and with respect to which such depositary bank retrieves and processes all checks and other evidences of payment so received at such lockbox and deposits the same into such Dutch Borrower Collection Account.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Protective Advances hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) increased from time to time pursuant to Section 2.20 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption or Incremental Facility Agreement pursuant to which such Lender shall have assumed its Commitment, as applicable. The aggregate amount of the Lenders’ Commitments as of the Effective Date is US$250,000,000.

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retention of title arrangements, (ii) extended retention of title arrangements or (iii) broadened retention of title arrangements in favor of the vendor or supplier thereof; provided that Inventory shall not be excluded from Eligible Inventory solely pursuant to this clause (s) in the event that, prior to the relevant date of determination, written notice of the existence of such arrangements shall have been provided by the Company to each of the Administrative Agent and the Co-Agent and the Administrative Agent has established (or the Co-Agent has requested in writing the establishment of) a Reserve with respect thereto in its Permitted Credit Judgment; or

(t) such Inventory was acquired by the Company or any Subsidiary in (or is owned by any U.S. Loan Party that became a Subsidiary as a result of) any Acquisition consummated after the Effective Date, unless a field examination and appraisal thereof has been conducted pursuant to Section 5.09(b) (which appraisal and field examination may be conducted prior to the closing of such Acquisition, with the Administrative Agent agreeing that, reasonably promptly upon request of the Company (and subject to reasonable cooperation by the Company and the Subsidiaries and the relevant sellers), the Administrative Agent shall commence or cause to be commenced such appraisal and field examination); provided that Inventory shall not be made ineligible under this clause (t) so long as the increase in the Aggregate Borrowing Base in effect at any time attributable to such Inventory (to the extent otherwise constituting Eligible Inventory or Eligible In-Transit Inventory) and to any Accounts that are not treated as ineligible in reliance on the proviso in clause (dd) of the definition of “Eligible Accounts” (to the extent otherwise constituting Eligible Accounts) would not exceed 10% of the Aggregate Borrowing Base that would have been in effect at such time had the ineligibility criteria set forth in this clause (t) applied to such Inventory and the ineligibility criteria set forth in such clause (dd) applied to such Accounts; provided further that the Company shall have given prior written notice to each of the Administrative Agent and the Co-Agent of its reliance on the foregoing proviso, together with a reasonably detailed calculation of the compliance therewith.

Notwithstanding the foregoing, for purposes of determining the Aggregate Borrowing Base, the U.S. Borrowing Base and the Non-U.S. Borrowing Base as of any Borrowing Base Reporting Date falling during the period from (and including) September 30, 2019 through (and including) November 30, 2019 (the “Hero8 Black Inventory Transition Period”), Inventory consisting of finished goods Inventory or bulk Inventory of GoPro HERO8 Black camera (“Hero8 Black Inventory”) shall not be ineligible under clause (k) or (l) above solely on account of the design update of such Inventory identified by the Company to the Administrative Agent in connection with the Second Amendment (and not, for the avoidance of doubt, any other design update, rework, repair or defect); provided that nothing in this paragraph shall affect the right of the Administrative Agent to establish or modify, and the right of the Co-Agent to request the establishment or an increase of, in each case, in its Permitted Credit Judgment, any Reserve in respect of Hero8 Black Inventory, including in respect of matters referred to above in this paragraph.

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“Hero8 Black Inventory” has the meaning set forth in the definition of the term Eligible Inventory.

“Hero8 Black Inventory Transition Period” has the meaning set forth in the definition of the term Eligible Inventory.

“Hong Kong” means the Hong Kong Special Administrative Region of the People’s Republic of China.

“Hong Kong Guarantor” means GoPro Hong Kong Limited, a company incorporated under the laws of Hong Kong, with registration no. 1709932.

“Hong Kong Inventory” means Inventory of the Dutch Borrower or the Company located in Hong Kong.

“Hong Kong Security Documents” means (a) the Debenture constituting a fixed and floating charge over certain assets of the Company, dated the date hereof, made between the Company and the Administrative Agent and (b) the Debenture constituting a fixed and floating charge over certain assets of the Dutch Borrower, dated the date hereof, made between the Dutch Borrower and the Administrative Agent.

“Immediate Family” of a natural person means such person’s spouse, children, siblings, parents, mother-in-law and father-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law.

“Incremental Commitment” means, with respect to any Lender, the commitment, if any, of such Lender, established pursuant to an Incremental Facility Agreement and Section 2.20, to make Loans and to acquire participations in Letters of Credit and Protective Advances hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Revolving Exposure under such Incremental Facility Agreement.

“Incremental Facility Agreement” means an Incremental Facility Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Borrowers, the Administrative Agent and one or more Incremental Lenders, establishing Incremental Commitments and effecting such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.20.
“Incremental Lender” means a Lender with an Incremental Commitment.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person (excluding trade accounts payable incurred in the ordinary course of business), (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) trade accounts payable and accrued expenses incurred in the ordinary course of business that constitute current liabilities, (ii)

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“Maturity Date” means the fifth anniversary of the Effective Date. “Maximum Rate” has the meaning set forth in Section 9.13.

“MNPI” means material information concerning the Company, any Subsidiary or any other Affiliate thereof or any securities of any of the foregoing that is not Public Information. For purposes of this definition, “material information” means information concerning the Company, the Subsidiaries or any other Affiliate thereof, or any securities of any of the foregoing, that could reasonably be expected to be material for purposes of the United States Federal and state securities laws.

“Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Orderly Liquidation Value” means, with respect to any Inventory of any U.S. Loan Party or the Dutch Borrower, the orderly liquidation value thereof as determined in accordance with the most recent Inventory appraisal report (or any supplement thereto) received by the Administrative Agent pursuant hereto, net of all costs of liquidation thereof (it being understood that different types of Inventory may have different Net Orderly Liquidation Values, and that Net Orderly Liquidation Values with respect to any New Inventory may differ from Net Orderly Liquidation Values with respect to other Inventory and it being agreed that during the Hero8 Black Inventory Transition Period, the Administrative Agent may, in its discretion, assign a Net Orderly Liquidation Value to Hero8 Black Inventory that is “bulk” Inventory that is the same as would be assigned to Hero8 Black Inventory that is finished goods Inventory). In connection with the preparation of any Borrowing Base Certificate by the Company, upon request of the Company the Administrative Agent shall advise the Company of the applicable Net Orderly Liquidation Values.

“New Inventory” means, at any time, Inventory relating to any product (including drones, but excluding cameras and other capture devices and virtual reality products and any related components and accessories) unless such product (or such type of product) shall have been generally made available for sale by the U.S. Loan Parties and the Dutch Borrower for at least six full calendar months and such product shall have been covered by an appraisal received by the Administrative Agent pursuant to this Agreement (and which appraisal has been prepared as of a date that is not less than six full calendar months after the first date on which any U.S. Loan Party or the Dutch Borrower shall have made such product generally available for sale).

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Defaulting Lender” means, at any time, any Lender that is not a Defaulting Lender at such time.

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“Non-U.S. Administrative Agent Accounts” has the meaning set forth in Section 2.09(d).

“Non-U.S. Borrowing Base” means, at any time, an amount expressed in
U.S. dollars equal to the sum, without duplication, of:

(a)    the product of (i) 85% multiplied by (ii) (A) the Eligible Accounts of the Dutch Borrower at such time minus (B) the Dilution Reserve with respect to the Dutch Borrower; plus

(b)    the lesser of (i) the product of (A) 70% multiplied by (B) the Eligible Inventory and the Eligible In-Transit Inventory of the Dutch Borrower, in each case, valued at the lower of cost or market value (with cost determined without regard to intercompany profit), determined on a first-in-first-out basis, at such time and (ii) the product of (x) in the case of any New Inventory, 75% and (y) in the case of all other Inventory, 85% (or during any Specified Period, 90%) multiplied by the Net Orderly Liquidation Value percentage or percentages identified in the most recent Inventory appraisal report received by the Administrative Agent pursuant hereto with respect to the Inventory of the Dutch Borrower multiplied by the Eligible Inventory and the Eligible In-Transit Inventory of the Dutch Borrower, in each case, valued at the lower of cost or market value (with cost determined without regard to intercompany profit), determined on a first-in-first-out basis, at such time; minus

(c)    Reserves;

provided that, notwithstanding the foregoing:

(i)    the portion of the Non-U.S. Borrowing Base attributable to Hong Kong Inventory may not exceed ~~at any time~~ (x) at any time during the Hero8 Black Inventory Transition Period, the difference at such time between (A) 50% of the Aggregate Borrowing Base (determined prior to giving effect to any Reserves other than the Dilution Reserve) at such time and (B) the aggregate amount of Hong Kong Inventory included in the U.S. Borrowing Base at such time and (y) at any time other than during the Hero8 Black Inventory Transition Period, the difference at such time between (~~x~~A) 25% of the Aggregate Borrowing Base (determined prior to giving effect to any Reserves other than the Dilution Reserve) at such time and (~~y~~B) the aggregate amount of Hong Kong Inventory included in the U.S. Borrowing Base at such time; and

(ii)    the portion of the Non-U.S. Borrowing Base attributable to Eligible In-Transit Inventory may not exceed at any time the difference at such time between (x) 10% of the Aggregate Borrowing Base (determined prior to giving effect to any Reserves other than the Dilution Reserve) at such time and (y) the aggregate amount of Eligible In-Transit Inventory included in the U.S. Borrowing Base at such time;

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(iii)    the portion of the Non-U.S. Borrowing Base attributable to New Inventory may not exceed at any time the difference at such time between (x) 10% of the Aggregate Borrowing Base (determined prior to giving effect to any Reserves other than the Dilution Reserve) at such time and (y) the aggregate amount of New Inventory included in the U.S. Borrowing Base at such time; and

(iv)    the sum of (x) the Non-U.S. Borrowing Base and (y) the portion of the
U.S. Borrowing Base attributable to the Specified Foreign Eligible Accounts may not exceed ~~at any time~~ (A) at any time during the Hero8 Black Inventory Transition Period, 60% of the Aggregate Borrowing Base (determined prior to giving effect to any Reserves other than the Dilution Reserve) at such time and (B) at any time other than during the Hero8 Black Inventory Transition Period, 45% of the Aggregate Borrowing Base (determined prior to giving effect to any Reserves other than the Dilution Reserve) at such time.

The Administrative Agent may establish and modify, and the Co-Agent may request in writing the establishment or an increase of, Reserves in respect of the Non-U.S. Borrowing Base, in each case in its Permitted Credit Judgment, and any newly-established or modified Reserves shall become effective on the third Business Day after delivery of notice thereof to the Administrative Agent (if any such change is requested in writing by the Co-Agent), the Company and the Lenders; provided, however, that (a) a Reserve shall not be established to the extent it is duplicative of any other Reserve or items that are otherwise excluded through eligibility criteria and (b) the amount of any Reserve shall have a reasonable relationship (as determined by the Administrative Agent or the Co-Agent, in each case in its Permitted Credit Judgment) to the circumstance, event, condition, contingencies or other matter that is the basis therefor. A Reserve established by the Administrative Agent (including at the request in writing of the Co-Agent) with respect to any circumstance, event, condition, contingency or other matter shall be promptly released or reduced upon such circumstance, event, condition, contingency or other matter ceasing to exist or otherwise being addressed by the Dutch Borrower, in each case, to the satisfaction of the Administrative Agent and the Co-Agent, in each case in its Permitted Credit Discretion. Subject to the preceding provisions of this paragraph and the other provisions hereof expressly permitting the Administrative Agent to adjust (and the Co-Agent to request in writing the adjustment of) the Non-U.S. Borrowing Base, the Non-U.S. Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to each of the Administrative Agent and the Co-Agent pursuant to Section 5.01(e) (or, prior to the first such delivery, delivered to the Administrative Agent pursuant to Section 4.01).

“Non-U.S. Loan Party” means the Dutch Borrower and each other Loan Party that is a CFC or a CFC Holding Company.

“Non-U.S. Pledge Agreement” means a pledge or charge agreement granting to the Administrative Agent a Lien on Equity Interests in a Non-U.S. Subsidiary and governed by the law of the jurisdiction of formation, incorporation or organization of such Non-U.S. Subsidiary, in form and substance reasonably satisfactory to the Administrative Agent.

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any Subsidiary, or any payment or distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, exchange, conversion, cancellation or termination of, or any other return of capital with respect to, any Equity Interests in the Company or any Subsidiary.

“Resulting Revolving Borrowings” has the meaning set forth in Section 2.20(e).

“Revolving Borrowing” means a Borrowing consisting of Revolving Loans.

“Revolving Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans and such Lender’s LC Exposure and Protective Advance Exposure at such time.

“Revolving Loan” means a Loan made pursuant to Section 2.01.

“S&P” means Standard & Poor’s Ratings Group, a division of McGraw-Hill Financial, Inc., and any successor to its rating agency business.

“Sale/Leaseback Transaction” means an arrangement relating to property owned by the Company or any Subsidiary whereby the Company or such Subsidiary sells or transfers such property to any Person and the Company or any Subsidiary leases such property, or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, from such Person or its Affiliates.

“Sanctioned Country” means, at any time, a country, region or territory that is itself the subject or target of any Sanctions (at the date of this Agreement, Crimea, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State or by the United Nations Security Council, the European Union or any European Union member state or Her Majesty’s Treasury of the United Kingdom, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any Person or Persons described in the preceding clauses (a) and (b).

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.

“SEC” means the United States Securities and Exchange Commission.

“Second Amendment” means Amendment No. 2 dated as of September 27, 2019, to this Agreement.

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“Secured Cash Management Services Agreement” means (a) any agreement relating to Cash Management Services that is between the Company or any Subsidiary and the Administrative Agent or any of its Affiliates, whether or not such Person shall have been the Administrative Agent or such Affiliate at the time the applicable agreement was entered into, and (b) any agreement relating to Cash Management Services that is between the Company or any Subsidiary and any other Cash Management Services Provider and that, in the case of this clause (b), is designated as a “Secured Cash Management Services Agreement” by written notice from the Company and such Cash Management Services Provider to each of the Administrative Agent and the Co-Agent in form and detail reasonably satisfactory to the Administrative Agent.

“Secured Cash Management Services Obligations” means all obligations of every nature of the Company and each Subsidiary (whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor)) arising in respect of Cash Management Services provided under any Secured Cash Management Services Agreement.

“Secured Hedging Agreement” means (a) any Hedging Agreement that is entered into between the Company or any Subsidiary and a counterparty that is, or was on the Effective Date, the Administrative Agent or any of its Affiliates, whether or not such counterparty shall have been the Administrative Agent or such Affiliate at the time such Hedging Agreement was entered into, (b) any Hedging Agreement that is in effect on the Effective Date between the Company or any Subsidiary and a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (c) any Hedging Agreement that is entered into after the Effective Date by the Company or any Subsidiary and a counterparty that is a Lender or an Affiliate of a Lender at the time such Hedging Agreement is entered into and that, in the case of clauses (b) and (c), is designated as a “Secured Hedging Agreement” by written notice from the Company and the applicable counterparty to each of the Administrative Agent and the Co-Agent in form and detail reasonably satisfactory to the Administrative Agent.

“Secured Hedging Obligations” means all obligations of every nature of the Company or any Subsidiary under each Secured Hedging Agreement (whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor)), including obligations for interest (including interest that would continue to accrue pursuant to such Secured Hedging Agreement on any such obligation after the commencement of any proceeding under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law with respect to the Company or any Subsidiary, whether or not such interest is allowed or allowable against the Company or such Subsidiary in any such proceeding), payments for early termination of such Hedging Agreement, fees, expenses and indemnification.

“Secured Obligations” means (a) all the Loan Document Obligations, (b) all the Secured Cash Management Services Obligations and (c) all the Secured Hedging Obligations; provided that when such term is used in reference to (i) any Non-U.S. Loan

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market value (with cost determined without regard to intercompany profit), determined on a first-in-first-out basis, at such time; minus

(c) Reserves;

provided that, notwithstanding the foregoing:

(i)    the portion of the U.S. Borrowing Base attributable to Hong Kong Inventory may not exceed ~~at any time~~(x) at any time during the Hero8 Black Inventory Transition Period, 50% of the Aggregate Borrowing Base (determined prior to giving effect to any Reserves other than the Dilution Reserve) at such time and (y) at any time other than during the Hero8 Black Inventory Transition Period, 25% of the Aggregate Borrowing Base (determined prior to giving effect to any Reserves other than the Dilution Reserve) at such time;

(ii)    the portion of the U.S. Borrowing Base attributable to Eligible In-Transit Inventory may not exceed at any time 10% of the Aggregate Borrowing Base (determined prior to giving effect to any Reserves other than the Dilution Reserve) at such time;

(iii)    the portion of the U.S. Borrowing Base attributable to New Inventory may not exceed at any time 10% of the Aggregate Borrowing Base (determined prior to giving effect to any Reserves other than the Dilution Reserve) at such time; and

(iv)    the sum of (x) the Non-U.S. Borrowing Base and (y) the portion of the
U.S. Borrowing Base attributable to the Specified Foreign Eligible Accounts may not exceed ~~at any time~~(A) at any time during the Hero8 Black Inventory Transition Period, 60% of the Aggregate Borrowing Base (determined prior to given effect to any Reserves other than the Dilution Reserve) at such time and (B) at any time other than during the Hero8 Black Inventory Transition Period, 45% of the Aggregate Borrowing Base (determined prior to giving effect to any Reserves other than the Dilution Reserve) at such time.

The Administrative Agent may establish and modify, and the Co-Agent may request in writing the establishment or an increase of, Reserves in respect of the U.S. Borrowing Base, in each case in its Permitted Credit Judgment, and any newly-established or modified Reserves shall become effective on the third Business Day after delivery of notice thereof to the Administrative Agent (if any such change is requested in writing by the Co-Agent), the Company and the Lenders; provided, however, that (a) a Reserve shall not be established to the extent it is duplicative of any other Reserve or items that are otherwise excluded through eligibility criteria and (b) the amount of any Reserve shall have a reasonable relationship (as determined by the Administrative Agent or the Co-Agent, in each case in its Permitted Credit Judgment) to the circumstance, event, condition, contingencies or other matter that is the basis therefor. A Reserve established by the Administrative Agent (including at the request in writing of the Co-Agent) with

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respect to any circumstance, event, condition, contingency or other matter shall be promptly released or reduced upon such circumstance, event, condition, contingency or other matter ceasing to exist or otherwise being addressed by the U.S. Loan Parties, in each case, to the satisfaction of the Administrative Agent and the Co-Agent, in each case in its Permitted Credit Discretion. Subject to the preceding provisions of this paragraph and the other provisions hereof expressly permitting the Administrative Agent to adjust (and the Co-Agent to request in writing the adjustment of) the U.S. Borrowing Base, the U.S. Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 5.01(e) (or, prior to the first such delivery, delivered to the Administrative Agent pursuant to Section 4.01).

“U.S. Collateral Agreement” means the U.S. Collateral Agreement dated as of the date hereof, among the Company, the other U.S. Loan Parties and the Administrative Agent, substantially in the form of Exhibit K, together with all supplements thereto.

“U.S. Collection Account” means any deposit account of any U.S. Loan Party located with a depositary bank in the United States of America ~~or~~, Canada or England and Wales and into which any payments or remittances with respect to any Accounts of any U.S. Loan Party are made.

“U.S. dollars” or “US$” refers to lawful money of the United States of
America.

“U.S. IP Security Agreements” has the meaning set forth in the U.S.
Collateral Agreement.

“U.S. Loan Party” means the Company and each Subsidiary Loan Party that is not a CFC or a CFC Holding Company.

“U.S. Person” means a “United States Person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Revolving Exposure” means, at any time, the sum of (a) the outstanding principal amount of the Revolving Loans and Protective Advances made to the Company and (b) the aggregate amount of LC Exposure attributable to Letters of Credit issued for the account of the Company.

“U.S. Subsidiary” means any Subsidiary incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.16(f)(ii)(B)(iii).

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

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